SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  May 23, 2002
                                                            ------------

                             ASSOCIATED BANC-CORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
             ------------------------------------------------------
                 (State or other jurisdiction or incorporation)

       0-5519                                                   39-1098068
----------------------                                    ----------------------
  (Commission File                                         (I.R.S. Employer I.D.
       Number)                                                    Number)

      1200 Hansen Road
    Green Bay, Wisconsin                                           54304
--------------------------------                          ----------------------
(Address of Principal Executive                                  (Zip Code)
        Offices)

                                 (920) 491-7000
             ------------------------------------------------------
              (Registrant's telephone number; including area code)

Item  5.  Other  Events.
-----------------------

     Associated Banc-Corp, a Wisconsin corporation (the "Company"), and ASBC Capital I, a business trust formed under the laws of the State of Delaware (the "Trust"), ASBC Capital II and ASBC Capital III, have entered into an Underwriting Agreement dated May 23, 2002, with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and a Terms Agreement dated May 23, 2002 with Merrill Lynch, on behalf of itself and the other underwriters named therein, for the public offering of 8,050,000 of the Trust's 7.625% Trust Preferred Securities (the "Preferred Securities") representing preferred beneficial interests in the Trust, each with a liquidation amount of $25, including 1,050,000 Preferred Securities subject to the underwriters' overallotment option. The Preferred Securities will be fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement dated May 30, 2002 (the "Guarantee") between the Company and BNY Midwest Trust Company, as Guarantee Trustee. The proceeds from the sale of the Preferred Securities, together with the proceeds from the sale by the Trust of its common securities are to be invested in 7.625% Junior Subordinated Debentures of the Company (the "Junior Subordinated Debentures"), due June 15, 2032, to be issued pursuant to a Junior Subordinated Indenture (the "Indenture") dated May 30, 2002 between the Company and BNY Midwest Trust Company, as Debenture Trustee, and the Officers' Certificate dated May 30, 2002, pursuant to
Section 3.1 of the Indenture. The Preferred Securities, the Junior Subordinated Debentures and the Guarantee have been registered under the Securities Act of 1933, as amended (the "Securities Act"), by a registration statement on Form S-3 (File No. 333-87578).

Item  7.  Financial  Statements  and  Exhibits.
----------------------------------------------

     (a)     Financial  statements  of  business  acquired.

             Not  applicable.

     (b)     Pro  forma  financial  information.

             Not  applicable.

     (c)     Exhibits

     1(a)     Underwriting  Agreement,  dated  May  23, 2002, among the Company,
ASBC Capital I, ASBC Capital II, ASBC Capital III and Merrill Lynch, Pierce, Fenner & Smith Incorporated.


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
     1(b)     Terms  Agreement  (Preferred  Securities)  (May 23, 2002) for ASBC
Capital  I.

     4(a)     Form  of  Officers'  Certificate  dated  May  30, 2002 pursuant to
Section 3.1 of the Junior Subordinated Indenture dated as of May 30, 2002, between the Company and BNY Midwest Trust Company, as Debenture Trustee (excluding exhibits thereto).

     8        Opinion  of Reinhart Boerner Van Deuren s.c. regarding certain tax matters.



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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Associated Banc-Corp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSOCIATED  BANC-CORP
Date:  May  28,  2002
                                        BY   /s/ Brian R. Bodager
                                          --------------------------------------
                                                     Brian R. Bodager
                                               Chief Administrative Officer,
                                               General Counsel and Secretary



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